                                                                      EXHIBIT 24


                      TRUSTEE AND OFFICER POWER OF ATTORNEY
                                    FORM 10-K
                           CLEVETRUST REALTY INVESTORS

    KNOW ALL MEN BY THESE PRESENTS: That each person whose name is signed below has made, constituted and appointed, and by this instrument does make, constitute and appoint John C. Kikol and Michael R. Thoms and each of them his true and lawful attorney, with full power of substitution and resubstitution to affix for him and in his name, place and stead, as attorney-in-fact, his signature as a trustee or officer, or both, of CleveTrust Realty Investors, a Massachusetts business trust (the "Company"), to the Company's Annual Report on Form 10-K for the year ending September 30, 1998, pursuant to the Securities Exchange Act of 1934, and to any and all amendments and exhibits to that Form 10-K, and to any and all applications and other documents pertaining thereto, giving and granting to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as they might or could do if personally present, and hereby ratifying and confirming all that each of such attorneys-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, this Power of Attorney has been signed at Westlake, Ohio as of the date indicated.


/s/   Howard Amster                                   November 11, 1998
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         Howard Amster, Trustee                       Date

/s/   Robert H. Kanner                                December 14, 1998
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         Robert H. Kanner, Trustee                    Date

/s/   John C. Kikol                                   November 11, 1998
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         John C. Kikol, Trustee                       Date

/s/   Leighton A. Rosenthal                           November 11, 1998
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         Leighton A. Rosenthal, Trustee               Date

/s/   John D. Weil                                    November 11, 1998
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         John D. Weil, Trustee                        Date